                                                                 EXHIBIT 10.2





                           SECOND AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT



                                  BY AND AMONG



                       BLUESTAR COMMUNICATIONS GROUP, INC.



                                       AND



                    THE SEVERAL INVESTORS NAMED IN EXHIBIT A



                                   DATED AS OF

                                FEBRUARY 14, 2000

                                TABLE OF CONTENTS


1.    DEFINITIONS.............................................................1

2.    DEMAND REGISTRATION RIGHTS..............................................3

      2.1    Registration Upon Request........................................3
      2.2    No Right to Underwritten Offering................................3
      2.3    Priority of Demand Registrations.................................4
      2.4    Limitation on Number of Requests.................................4
      2.5    Limitation on Timing of Requests.................................4
      2.6    Limitation on Corporation's Obligation...........................4
      2.7    Deferral.........................................................5

3.    PIGGYBACK REGISTRATION RIGHTS...........................................5

      3.1    Piggyback Registration...........................................5
      3.2    Underwriting Requirements........................................5
      3.3    Reduction of Shares to be Included in a Registration.............5

4.    FORM S-3 REGISTRATION...................................................6

      4.1    Registration Upon Request........................................6
      4.2    No Right to Underwritten Offering................................6
      4.3    Priority of Shelf Registrations..................................7
      4.4    Limitation on Timing of Requests.................................7
      4.5    Limitation on Corporation's Obligation...........................7
      4.6    Deferral.........................................................8

5.    ADDITIONAL OBLIGATIONS OF THE COMPANY...................................8

6.    FURNISH INFORMATION....................................................10

7.    EXPENSES OF REGISTRATION...............................................10

8.    DELAY OF REGISTRATION..................................................10

9.    "MARKET STAND-OFF AGREEMENT"...........................................10

10.   INDEMNIFICATION........................................................11

11.   TERMINATION; RULE 144..................................................12

12.   GENERAL................................................................13

      12.1   Investor Transferees............................................13
      12.2   Binding Effect..................................................13
      12.3   Assignment......................................................13
      12.4   Entire Agreement................................................13
      12.5   Notices.........................................................13
      12.6   Amendments and Waivers..........................................14



      12.7   Severability....................................................14
      12.8   No Inconsistent Agreements......................................14
      12.9   No  Waiver of Future Breach.....................................15
      12.10  No Implied Rights or Remedies; Third Party Beneficiaries........15
      12.11  Headings........................................................15
      12.12  Nouns and Pronouns..............................................15
      12.13  Governing Law...................................................15
      12.14  Counterparts....................................................15
      12.15  Equitable Relief................................................15

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of this 14th day of February, 2000, by and among BlueStar Communications Group, Inc., a Delaware corporation (the "Corporation"), the holders of the Corporation's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), Series B Convertible Preferred Stock (the "Series B Preferred Stock") and Series C Convertible Preferred Stock (the "Series C Preferred Stock") listed on Exhibit A hereto (the "Investors").

                                    RECITALS

         WHEREAS, the Corporation and certain of the Investors are parties to a certain Amended and Restated Registration Rights Agreement dated as of August 19, 1999 (the "Original Registration Rights Agreement");

         WHEREAS, the Corporation and certain of the Investors are parties to a certain Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement");

         WHEREAS, in order to induce the Corporation to enter into the Series C Purchase Agreement and to induce certain Investors to invest funds in the Corporation pursuant to the Series C Purchase Agreement, the Investors and the Corporation hereby amend and restate the Original Registration Rights Agreement and agree that this Agreement shall govern the rights of the Investors to cause the Corporation to register shares of capital stock issued and issuable to the Investors and certain other matters as set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. The following terms as used herein shall have the following meanings:

            "Commission" shall mean the Securities and Exchange Commission.

            "Common Stock" shall mean the Corporation's common stock, $0.01 par value per share.

            "Conversion Shares" shall mean the shares of Common Stock issued and/or issuable upon conversion of the Series A Preferred Shares, the Series B Preferred Shares or Series C Preferred Shares.

            "Excluded Transfer" shall mean (A) the sale of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Conversion Shares pursuant to any public offering registered under the Securities Act, (B) the sale of Preferred Shares or Conversion Shares pursuant to a "broker's transaction" (as defined in Rule 144) at any time after the Corporation's initial public offering, or (C) any offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation, or other conveyance or disposition of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Conversion Shares to the Corporation.

            "Investors Transferee" shall have the meaning set forth in Section 11.1.

            "Majority Investors" shall mean Investors which, at any given time, hold more than fifty percent of the combined voting power of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares and the Conversion Shares that are then issued and outstanding and held by the Investors with each Investor being entitled, with respect to those Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares owned by such Investor, to the number of votes as is equal to the number of shares of Common Stock into which such Investor's Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares are then convertible (without taking into account or giving effect to any fractional shares).

            "Person" shall mean an individual, partnership, corporation, association, limited liability company, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

            "Registrable Shares" shall mean the shares of Common Stock issued and/or issuable upon conversion of the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares; provided, however, that the term "Registrable Shares" shall not include any of such shares of Common Stock that become eligible for resale pursuant to Rule 144.

            "Required Investors" shall mean, at the relevant time of reference thereto, those Investors then holding and/or having the right to acquire, as the case may be, at least fifty percent (50%) of the Series A Conversion Shares, at least fifty percent (50%) of the Series B Conversion Shares or at least fifty percent (50%) of the Series C Conversion Shares.

            "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

            "Securities Act"  shall mean the Securities Act of 1933, as amended.

            "Series A Preferred Shares" shall mean an aggregate of 12,346,941 shares of Series A Preferred Stock purchased by the Investors pursuant to the Series A Purchase Agreement.

            "Series B Preferred Shares" shall mean an aggregate of 8,177,040 shares of Series B Preferred Stock purchased by the Investors pursuant to the Series B Purchase Agreement.

            "Series C Preferred Shares" shall mean an aggregate of up to 2,165,603 shares of Series C Preferred Stock purchased by the Investors pursuant to the Series B Purchase Agreement.

         2. DEMAND REGISTRATION RIGHTS.

            2.1 Registration Upon Request. Subject to the conditions, limitations, restrictions and provisions set forth in Sections 2.2, 2.4 and 2.5 hereof, the Required Investors may, at any time or from time to time from and after the earlier to occur of (a) the closing of the Corporation's initial public offering and (b) March 17, 2002, notify the Corporation in writing that such Required Investors desire the Corporation to cause all or any number of the Registrable Shares held by such Required Investors to be registered under the Securities Act, pursuant to this Section 2.1, for sale to the public. Such written notice by the Required Investors shall specify the intended method of disposition of such Registrable Shares. Upon receipt of such written notice from the Required Investors, the Corporation shall promptly notify in writing all other Investors that it has received such written notice from the Required Investors, and such other Investors shall have a period of twenty (20) business days following receipt of such written notice from the Corporation to notify the Corporation in writing whether such other Investors, or any of them, desire to have any of their Registrable Shares registered under the Securities Act, pursuant to this Section 2.1, for sale to the public. Thereafter, subject to the conditions, limitations, restrictions and provisions set forth below in Sections 2.3, 2.6 and 2.7 hereof and subject to compliance by the Required Investors with the conditions, limitations, restrictions and provisions of Sections 2.2, 2.4 and 2.5 hereof in making any request pursuant to this Section 2.1, the Corporation shall, promptly following the expiration of such twenty (20) business day period, prepare and file, and use best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Shares that the Required Investors and such other Investors (collectively, with the Required Investors who gave notice under this Section 2.1, the "Requesting Investors") have requested to be registered under the Securities Act pursuant to this Section 2.1. Subject to the provisions of Section 2.3 hereof, the Corporation may include in any registration pursuant to this Section 2.1 additional shares of Common Stock for sale for its own account or for the account of any other Person.

            2.2 No Right to Underwritten Offering. Neither the Required Investors nor any of the other Requesting Investors shall have the right to request that the offering, sale, disposition or distribution of any Registrable Shares to be registered under the Securities Act pursuant to Section 2.1 hereof be effected pursuant to an underwritten offering. The Corporation may, in its sole and absolute discretion, decide or determine that any Registrable Shares to be registered under the Securities Act pursuant to Section 2.1 hereof shall be offered, sold, disposed of or distributed in an underwritten offering; provided, however, that a registration pursuant to Section 2.1 hereof shall be underwritten if (i) those Requesting Investors that hold a majority of the Registrable Shares to be registered under the Securities Act pursuant to such registration so decide or determine and the total number of Registrable Shares to be so registered pursuant to such registration is at least 1,000,000 shares (subject to proportionate adjustment upon any stock




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


split, stock dividend, reverse stock split or like event of the Common Stock) and (ii) such registration, together with all prior underwritten registrations pursuant to Section 2.1 and/or Section 4.1 hereof, do not exceed a maximum of two (2) underwritten registrations. If a registration pursuant to Section 2.1 hereof involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Corporation, subject to the reasonable approval of the Requesting Investors, and each of the Requesting Investors shall be required to accept and agree to the terms of the underwriting as agreed upon between the Corporation and such underwriter or underwriters.

            2.3 Priority of Demand Registrations. If a registration pursuant to
Section 2.1 hereof involves an underwritten offering, and the managing underwriter shall advise the Corporation in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, then, notwithstanding anything in Section 2.1 to the contrary, the Corporation shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Corporation is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Requesting Investors, pro rata among the Requesting Investors on the basis of the number of Registrable Shares that each of them requested to be included in such registration and (ii) second, the other shares of Common Stock proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Corporation and/or the holders of such other shares of Common Stock, or as the Corporation may otherwise determine.

            2.4 Limitation on Number of Requests. Subject to the provisions set forth below in this Section 2.4, the Required Investors shall not be entitled to request more than two (2) registrations, in the aggregate, pursuant to the provisions of Section 2.1 hereof. Notwithstanding anything in this Section 2.4 to the contrary, in no event shall the Required Investors be entitled to request more than one (1) registration pursuant to Section 2.1 hereof within any 180-day period.

            2.5 Limitation on Timing of Requests. Notwithstanding anything expressed or implied in this Section 2 to the contrary, the Required Investors may not request a registration pursuant to Section 2.1 hereof (i) at any time during the 180-day period following the closing of the Corporation's initial public offering, (ii) at any time during the period commencing on the date that any other request for registration has been made pursuant to, and in accordance with, Section 2.1, Section 3.1 or Section 4.1 hereof and ending on the 180th day following the effective date of any registration statement filed by the Corporation with the Commission in connection with such other request, (iii) at any time during the period commencing on the date that any registration statement has been filed by the Corporation with the Commission in which the Investors have had the right to participate in connection with an underwritten offering and ending on the 180th day following the effective date of such registration statement, and/or (iv) at any time when the Corporation is eligible to file registration statements with the Commission on Form S-3 (or any successor Form).

            2.6 Limitation on Corporation's Obligation. Notwithstanding anything in this Section 2 to the contrary, the Corporation shall not be obligated to effect any registration pursuant to Section 2.1 hereof:

                (i) if, within fifteen (15) days after the Corporation receives written notice from the Required Investors requesting any registration pursuant to Section 2.1 hereof, the Corporation gives written notice to the Required Investors that the Corporation intends to file a registration statement with the Commission within 90 days in connection with a public offering of the Corporation's securities; or

                (ii) if the number of Registrable Shares that the Required Investors request to be included in a registration pursuant to Section 2.1 hereof is less than twenty five percent (25%) of all of the Conversion Shares, unless the aggregate offering price of such number of Registrable Shares is $8,000,000 or more.

            2.7 Deferral. Notwithstanding anything in this Section 2 to the contrary, if the Corporation shall furnish to the Required Investors a certificate signed by the President or Chief Executive Officer of the Corporation stating that the Board of Directors of the Corporation has made the good faith determination that any registration requested by the Required Investors pursuant to Section 2.1 hereof would require premature disclosure of information which would materially interfere with any pending or proposed acquisition, corporate reorganization or other material transaction involving the Corporation and that it is therefore essential to defer such registration, then the Corporation shall have the right to defer such registration for a period of not more than 120 days after receipt of the request from the Required Investors; provided that the Corporation can only effect such deferral once during any consecutive twelve (12) month period.

         3. PIGGYBACK REGISTRATION RIGHTS.

            3.1 Piggyback Registration. If, at any time after the Corporation's initial public offering, the Corporation proposes to register any of its Common Stock under the Securities Act, whether for its own account or for the account of any stockholder of the Corporation or pursuant to registration rights granted to holders of other securities of the Corporation (but excluding in all cases any registrations pursuant to Sections 2 or 4 hereof or any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Corporation shall, each such time, give to the Investors written notice of its intent to do so. Upon the written request of any Investor (each a "Piggyback Requesting Investor") given within twenty (20) days after the giving of any such notice by the Corporation, the Corporation shall use best efforts to cause to be included in such registration the Registrable Shares of such Piggyback Requesting Investor, to the extent requested to be registered; provided, however, that the obligations of the Corporation under this Section 3.1 shall be subject to the terms, conditions and limitations set forth in Section 3.2 and
Section 3.3 below.

            3.2 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under Section 3.1 hereof to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting in substantially the same form of agreement between the Corporation and the underwriters selected by the Corporation.

            3.3 Reduction of Shares to be Included in a Registration. If a registration pursuant to Section 3.1 hereof involves an underwritten offering, and the managing underwriter shall advise the Corporation in writing that, in its opinion, the number of shares of Common

Stock requested to be included in such registration exceeds the number which can be sold in such offering, then, notwithstanding anything in Section 3.1 to the contrary, the Corporation shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Corporation is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Corporation and/or any stockholders of the Corporation (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Corporation and/or such stockholders of the Corporation (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Corporation (including, without limitation, the Piggyback Requesting Investors), pro rata among such other stockholders (including, without limitation, the Piggyback Requesting Investors) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

         4. FORM S-3 REGISTRATION.

            4.1 Registration Upon Request. Subject to the conditions, limitations, restrictions and provisions set forth in Sections 4.2 and 4.4 hereof, the Required Investors may, at any time or from time to time from and after the first anniversary of the closing of the Corporation's initial public offering, notify the Corporation in writing that such Required Investors desire that the Corporation effect, pursuant to this Section 4.1, a registration on Form S-3 with respect to all or any number of the Registrable Shares owned by such Required Investors. Such written notice by such Required Investors shall specify the intended method of disposition of such Registrable Shares. Upon receipt of such written notice from the Required Investors the Corporation shall promptly notify in writing all other Investors that it has received such written notice, and such other Investors shall have a period of twenty (20) business days following receipt of such written notice from the Corporation to notify the Corporation in writing whether such other Investors, or any of them, desire to have any of their Registrable Shares included in such registration on Form S-3 pursuant to this Section 4.1 (those of such other Investors that desire to have any of their Registrable Shares included in such registration on Form S-3 being hereinafter referred to, collectively, with the Required Investors who gave notice under this Section 4.1, as the "Shelf Requesting Investors"). Thereafter, subject to the conditions, limitations, restrictions and provisions set forth below in Sections 4.3, 4.5 and 4.6 hereof and subject to compliance by the Required Investors with the conditions, limitations, restrictions and provisions of Sections 4.2 and 4.4 hereof in making any request pursuant to this Section
4.1 hereof, the Corporation shall, promptly following the expiration of such twenty (20) business day period, prepare and file with the Commission, and use best efforts to prosecute to effectiveness, a registration statement on Form S-3 covering all of those Registrable Shares that the Shelf Requesting Investors have requested to be registered under the Securities Act on Form S-3 pursuant to this Section 4.1. Subject to the provisions of Section 4.3 hereof, the Corporation may include in any registration on Form S-3 pursuant to this Section
4.1 additional shares of Common Stock for sale for its own account or for the account of any other Person.

            4.2 No Right to Underwritten Offering. Subject to the provisions set forth below in this Section 4.2, the Shelf Requesting Investors shall not have the right to request that the offering, sale, disposition or distribution of any Registrable Shares to be registered under the Securities Act on Form S-3 pursuant to Section 4.1 hereof be effected pursuant to an



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

underwritten offering. The Corporation may, in its sole and absolute discretion, decide or determine that any Registrable Shares to be registered under the Securities Act on Form S-3 pursuant to Section 4.1 hereof shall be offered, sold, disposed of or distributed in an underwritten offering; provided, however, that a registration on Form S-3 pursuant to Section 4.1 hereof shall be underwritten if (i) those Shelf Requesting Investors that hold a majority of the Registrable Shares to be registered under the Securities Act pursuant to such registration on Form S-3 so decide or determine and the total number of Registrable Shares to be so registered pursuant to such registration is at least 1,000,000 shares (subject to proportionate adjustment upon any stock split, stock dividend, reverse stock split or like event of the Common Stock) and (ii) such registration on Form S-3, together with all prior underwritten registrations pursuant to Section 2.1 and/or Section 4.1 hereof, do not exceed a maximum of three underwritten registrations. If a registration on Form S-3 pursuant to Section 4.1 hereof involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Corporation, subject to the reasonable approval of the Shelf Requesting Investors, and each of the Shelf Requesting Investors shall be required to accept and agree to the terms of the underwriting as agreed upon between the Corporation and such underwriter or underwriters.

            4.3 Priority of Shelf Registrations. If a registration on Form S-3 pursuant to Section 4.1 hereof involves an underwritten offering, and the managing underwriter shall advise the Corporation in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, then, notwithstanding anything in Section 4.1 to the contrary, the Corporation shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Corporation is so advised can be sold in such offering, (i) first, the number of Registrable Shares requested to be included in such registration by the Shelf Requesting Investors, pro rata among the Shelf Requesting Investors on the basis of the number of Registrable Shares that each of them requested to be included in such registration and (ii) second, the other shares of Common Stock proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Corporation and/or the holders of such other shares of Common Stock, or as the Corporation may otherwise determine.

            4.4 Limitation on Timing of Requests. Notwithstanding anything expressed or implied in this Section 4 to the contrary, the Required Investors may not request a registration on Form S-3 pursuant to Section 4.1 hereof (i) more than once during any 180-day period, (ii) at any time during the period commencing on the date that any other request for registration has been made pursuant to, and in accordance with, Section 2.1, Section 3.1 or Section 4.1 hereof and ending on the 180th day following the effective date of any registration statement filed by the Corporation with the Commission in connection with such other request and (iii) at any time during the period commencing on the date that any registration statement has been filed by the Corporation with the Commission in which the Investors have had the right to participate in connection with an underwritten offering and ending on the 180th day following the effective date of such registration statement.

            4.5 Limitation on Corporation's Obligation. Notwithstanding anything in this Section 4 to the contrary, the Corporation shall not be obligated to effect any registration on Form S-3 pursuant to Section 4.1 hereof:



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


                (i) if, within fifteen (15) days after the Corporation receives written notice from the Required Investors requesting any registration on Form S-3 pursuant to Section 4.1 hereof, the Corporation gives written notice to the Required Investors that the Corporation intends to file a registration statement with the Commission within 90 days in connection with a public offering of the Corporation's securities; or

                (ii) if the aggregate offering price of the number of Registrable Shares that the Required Investors request to be included in a registration on Form S-3 pursuant to Section 4.1 hereof is less than twenty-five percent (25%) of all of the Conversion Shares, unless the aggregate offering price of such number of Registrable Share is $2,000,000 or more.

            4.6 Deferral. Notwithstanding anything in this Section 4 to the contrary, if the Corporation shall furnish to the Required Investors a certificate signed by the President or Chief Executive Officer of the Corporation stating that the Board of Directors of the Corporation has made the good faith determination that any registration on Form S-3 requested by such Required Investors pursuant to Section 4.1 hereof would require premature disclosure of information which would materially interfere with any pending or proposed acquisition, corporate reorganization or other material transaction involving the Corporation and that it is therefore essential to defer such registration, then the Corporation shall have the right to defer such registration for a period of not more than 120 days after receipt of the request from such Initial Section 4.1 Requesting Investors; provided that the Corporation can only effect such deferral once during any consecutive twelve
(12) month period.

         5. ADDITIONAL OBLIGATIONS OF THE COMPANY. Whenever the Corporation is required under Section 2, 3 or 4 hereof to use best efforts to effect the registration of any of the Registrable Shares of the Investors, the Corporation shall, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use best efforts to cause such registration statement to become and remain effective; provided, however, that the Corporation shall in no event be obligated to cause any such registration statement to remain effective for more than 90 days; and provided, further, that, notwithstanding anything in this Section 5(a) to the contrary, before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Corporation shall furnish to counsel to the Selling Investors (if there is one, or counsel to each Selling Investor, if there is more than one), as such term is defined below, copies of all such documents in the form substantially as proposed to be filed with the Commission prior to filing for review and comment by such counsel;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement, provided that if the registration is for an underwritten offering, the Corporation shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into in connection with such offering;



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

            (c) furnish to each Investor whose Registrable Shares are being registered under the Securities Act pursuant to Section 2, 3 or 4 hereof (individually, a "Selling Investor" and, collectively, the "Selling Investors") such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Corporation in accordance with Section 5(d) below) as such Selling Investor may reasonably request in order to facilitate the disposition of the Registrable Shares of such Selling Investor that are being so registered;

            (d) notify each Selling Investor, at any time when a prospectus relating to any registration statement filed by the Corporation pursuant to
Section 2, 3 or 4 hereof is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Corporation will promptly prepare (and, when completed, give notice to each Selling Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of any Registrable Shares offered pursuant to such prospectus, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon notification by the Corporation that such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, no Selling Investor will offer or sell Registrable Shares pursuant to such prospectus until the Corporation has notified such Selling Investor that the Corporation has prepared a supplement or amendment to such prospectus and has promptly delivered copies of such supplement or amendment to such Selling Investor;

            (e) use the Corporations' best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriter's Representative or Agent (as applicable, or if inapplicable, a majority of the Selling Investors), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction at the earliest possible moment; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

            (f) in the event of any underwritten or agent offering, enter into and perform the Corporation's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering;

            (g) reasonably cooperate with the Selling Investors and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making reasonably available the Corporation's officers, accountants, counsel, premises, books and records for such purpose;

            (h) promptly notify each Selling Investor of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered);

            (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

            (j) use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Selling Investors of Registrable Securities to consummate the disposition of such Registrable Securities;

            (k) use the Corporation's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities; and

            (l) take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

         6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Agreement that the Investors shall furnish to the Corporation such information regarding them and the securities of the Corporation held by them as the Corporation shall reasonably request and as shall be required in order to effect any registration by the Corporation pursuant to this Agreement.

         7. EXPENSES OF REGISTRATION. All expenses incurred by the Corporation in connection with a registration pursuant to this Agreement, including, without limitation, all registration and qualification fees, printing fees and fees and disbursements of counsel for the Corporation, shall be borne by the Corporation. Without limiting the generality of the foregoing, it is hereby understood and agreed that none of the underwriting commissions and discounts and counsel fees (except for one counsel and not in excess of $10,000) incurred by any of the Selling Investors shall be borne by the Corporation.

         8. DELAY OF REGISTRATION. No Investor shall take any action to restrain, enjoin or otherwise delay any registration by the Corporation as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         9. "MARKET STAND-OFF AGREEMENT". Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Corporation's initial public offering and ending on the date specified by the Corporation and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Investor or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to anther, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled otherwise. The foregoing provisions of this Section 9 shall apply only to the Corporation's initial public offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Investors if all officers and directors and greater than five percent (5%) stockholders of the Corporation enter into similar agreements. The underwriters in connection with the Corporation's initial public offering are intended third party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

         10. INDEMNIFICATION. In the event that any Registrable Shares are included in a registration statement pursuant to this Agreement:

             (a) To the extent permitted by law, the Corporation will indemnify and hold harmless the Selling Investor or the Selling Investors, as the case may be, that hold such Registrable Shares, against any losses, claims, damages or liabilities, joint or several, to which any such Selling Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, of any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Corporation will reimburse any such Selling Investor for any legal or other expenses reasonably incurred by any such Selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions. Notwithstanding anything in the foregoing provisions of this Section 10(a) to the contrary, (i) the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), and (ii) the Corporation shall not be liable under this Section 10(a) for or in connection with any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto by any such Selling Investor.

             (b) To the extent permitted by law, each Selling Investor severally, but not jointly, will indemnify and hold harmless the Corporation and each of its directors and officers, against any losses, claims, damages or liabilities to which the Corporation or any such director or officer may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, of any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Selling Investor expressly for use in connection with such registration statement, preliminary prospectus, final prospectus and/or amendments or supplements thereto; and such Selling Investor will reimburse any legal or other expenses reasonably incurred by the Corporation or any such director or officer in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there were material misstatements or omissions. Notwithstanding anything in the foregoing provisions of this Section 10(b) to the contrary, (i) the liability of such Selling Investor under this Section 10(b) shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such Selling Investor from the sale of any Registrable Shares of such Selling Investor included in such registration statement, and (ii) the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Selling Investor (which consent shall not be unreasonably withheld).

             (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.

             (d) Notwithstanding anything in this Section 10 to the contrary, if, in connection with an underwritten public offering, the Corporation, the Selling Investors and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this
Section 10 shall be deemed inoperative for purposes of such offering.

         11. TERMINATION; RULE 144. The rights and obligations of any Investor under this Agreement shall terminate on the earlier of (i) the date on which such Investor becomes eligible to sell Registrable Shares pursuant to Rule 144 or (ii) the date on which such Investor shall cease to own any Registrable Shares. The Corporation will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with any holder of Registrable Shares (including without limitation by make such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Shares without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including without limitation the requirements of Rule 144A(d)(4).)

         12. GENERAL.

             12.1 Investor Transferees. Any Person (other than the Corporation)
(i) that is not already an Investor, (ii) that acquires Series A Preferred Shares, Series B Preferred Shares or Conversion Shares pursuant to a transfer that is not an Excluded Transfer and that does not violate any other applicable restrictions on transfer, (iii) that, as a result of such transfer, holds or has the right to acquire at least 400,000 (subject to proportionate adjustment upon any stock split, stock dividend, reverse stock split or similar event involving the Common Stock after the date of this Agreement) of the Registrable Shares, and (iv) that executes an Instrument of Adherence in the form of Exhibit B attached hereto (which Instrument of Adherence shall thereupon become a part of this Agreement), shall become an Investor Transferee party to this Agreement, shall become entitled to all of the benefits that inure or apply to Investors under this Agreement, shall become bound by all of the terms, provisions, restrictions and limitations that apply to Investors under this Agreement and shall be treated as an Investor for all purposes of this Agreement.

             12.2 Binding Effect. This Agreement shall be binding upon each party hereto and his, her or its heirs, legal representatives, successors and permitted assigns. This Agreement shall also be binding upon any Person that is a transferee of any Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Conversion Shares, regardless of whether such Person acquires or has acquired such Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Conversion Shares directly from an Investor or indirectly from some other transferee of such Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Conversion Shares and regardless also of whether such Person becomes or has become a party to this Agreement pursuant to Section 12.1 hereof or whether or not any express delegation of this Agreement or any obligations hereunder is or has been otherwise effected by the transferor of such Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Conversion Shares to such Person. This Agreement shall inure to the benefit of each party hereto and his, her or its heirs, legal representatives and permitted assigns, provided that, in the case of such heirs, legal representatives and permitted assigns, such heirs, legal representatives and permitted assigns become Investor Transferees parties to this Agreement pursuant to, and in the manner provided in, Section 12.1 hereof (regardless of whether such heirs, legal representatives or permitted assigns meet any or all of the criteria or conditions of clause (iii) of Section
12.1 hereof). This Agreement shall also inure to the benefit of any and all other Investor Transferees.

             12.3 Assignment. Subject to the provisions of Sections 12.1 and
12.2 hereof, none of the parties to this Agreement shall assign or delegate any of their respective rights or obligations under this Agreement without the prior written consent of the Corporation and the Majority Investors.

             12.4 Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto, including, but not limited to, the Original Registration Rights Agreement.

             12.5 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or facsimile with a confirmation copy by regular mail, addressed or facsimilied, as the case may be, to such party at the address or facsimile number, as the case may be, set forth below or such other address or facsimile number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

             (i)  If to the Corporation to:

                  BlueStar Communications Group, Inc.
                  401 Church Street, 24th Floor
                  Nashville, TN 37219
                  Attn: Richard Burtner
                  Facsimile No: (615) 346-3875

                  with a copy to:

                  Brobeck Phleger & Harrison, LLP
                  301 Congress Avenue, Suite 1200
                  Austin, TX 78701
                  Attention: Mark T. Goglia
                  Facsimile: (512) 453-7702

             (ii) If to any Investor, to such Investor's address as set forth in the books and records of the Corporation.

         Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 12.5, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or
(iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 12.5, (A) when received by the addressee, or (B) on the seventh business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

             12.6 Amendments and Waivers. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with, the written consent of the Corporation and the Majority Investors.

             12.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

             12.8 No Inconsistent Agreements. The Corporation has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement of otherwise conflicts with the provisions hereof.

             12.9 No Waiver of Future Breach. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach in or default of any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof by such other party.

             12.10 No Implied Rights or Remedies; Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, firm or corporation, other than the Corporation or the Investors, any rights or remedies under or by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended third party beneficiaries under or by reason of this Agreement.

             12.11 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

             12.12 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

             12.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law rules thereof.

             12.14 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

             12.15 Equitable Relief. Each of the parties acknowledges that any breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                  IN WITNESS WHEREOF, this Amended and Restated Registration Rights Agreement has been executed by the parties hereto as of the day and year first above written.


COMPANY:                                BLUESTAR COMMUNICATIONS GROUP, INC.



                                        By: /s/ Richard Burtner
                                           -------------------------------------
                                           Richard Burtner
                                           Chief Financial Officer



INVESTORS:                              CROSSPOINT VENTURE PARTNERS 1997



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        CROSSPOINT VENTURE PARTNERS LS 1997



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        CROSSPOINT VENTURE PARTNERS LS 1999



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        GRAMERCY BLUESTAR L.P.



                                        By: /s/ Laurence S. Grafstein
                                           -------------------------------------
                                           Laurence S. Grafstein
                                           Director




             [SIGNATURE PAGE TO BLUESTAR COMMUNICATIONS GROUP, INC. SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                        ATGF II


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        PIVOTAL PARTNERS, L.P.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        BSY ASSOCIATES LLC



                                        By: /S/ Andrew W. Byrd
                                           -------------------------------------
                                           Andrew W. Byrd
                                           Chief Manager


                                        BSP ASSOCIATES II, LLC



                                        By: /s/ Andrew W. Byrd
                                           -------------------------------------
                                           Andrew W. Byrd
                                           Chief Manager


                                        TY INVESTMENTS, L.P.


                                        By: /s/ Tuff Yen
                                           -------------------------------------
                                           Tuff Yen,
                                           its General Partner


                                         /s/ Robert C. Hawk
                                        ----------------------------------------
                                        ROBERT C. HAWK







             [SIGNATURE PAGE TO BLUESTAR COMMUNICATIONS GROUP, INC. SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                          /s/ Christopher G. Hawk
                                         ---------------------------------------
                                         CHRISTOPHER G. HAWK


                                          /s/ Stephanie G. Hawk
                                         ---------------------------------------
                                         STEPHANIE G. HAWK


                                          /s/ R. Casey Hawk
                                         ---------------------------------------
                                         R. CASEY HAWK


                                          /s/ Sharon Vanalstine
                                         ---------------------------------------
                                         SHARON VANALSTINE


                                          /s/ Connie Williams
                                         ---------------------------------------
                                         CONNIE WILLIAMS


                                          /s/ Michael E. Hawk
                                         ---------------------------------------
                                         MICHAEL E. HAWK


                                          /s/ James Stableford
                                         ---------------------------------------
                                         JAMES STABLEFORD


                                          /s/ William Slattery
                                         ---------------------------------------
                                         WILLIAM SLATTERY


                                         VERTEX CAPITAL II LLC

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:





             [SIGNATURE PAGE TO BLUESTAR COMMUNICATIONS GROUP, INC. SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                         RALPH H. CECHETTINI 1995 TRUST



                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                          /s/ Christopher Lord
                                         ---------------------------------------
                                         CHRISTOPHER LORD





             [SIGNATURE PAGE TO BLUESTAR COMMUNICATIONS GROUP, INC. SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                         /s/ Tim Burtner
                                        ----------------------------------------
                                        TIM BURTNER



                                        RICHARD BURTNER PROFIT SHARING
                                        (KEOUGH) PLAN


                                        By:
                                           -------------------------------------
                                          Name:
                                          Title:


                                        /s/ Dr. Fred Goldner
                                        ----------------------------------------
                                        DR. FRED GOLDNER





             [SIGNATURE PAGE TO BLUESTAR COMMUNICATIONS GROUP, INC. SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                            /s/ Charles J. McMinn
                                           -------------------------------------
                                           CHARLES J. MCMINN


                                           INTEL CORPORATION


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           LUCENT TECHNOLOGIES INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:





             [SIGNATURE PAGE TO BLUESTAR COMMUNICATIONS GROUP, INC. SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                                INVESTOR SCHEDULE


                                              NUMBER OF            NUMBER OF            NUMBER OF
                                              SHARES OF            SHARES OF            SHARES OF
              INVESTOR                        SERIES A             SERIES B             SERIES C
              ---------                    PREFERRED STOCK      PREFERRED STOCK      PREFERRED STOCK
                                           ---------------      ---------------      ---------------
Crosspoint Venture Partners 1997             11,020,410            1,551,273                  --
The Pioneer Hotel Building
2925 Woodside Road
Woodside, CA 94062

Crosspoint Venture Partners LS 1997                  --            1,078,005                  --
The Pioneer Hotel Building
2925 Woodside Road
Woodside, CA 94062

Crosspoint Venture Partners LS 1999                  --            1,314,636             573,248
The Pioneer Hotel Building
2925 Woodside Road
Woodside, CA 94062

Gramercy BlueStar LLC                                --            2,629,272                  --
c/o Jones, Day, Reavis & Pogue
599 Lexington Avenue
New York, NY  10022
Attn: Harry J. Carrel

ATGF II                                              --              657,318                  --
c/o Amerindo Investment Advisors Inc.
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

Vertex Capital II LLC                                --               30,000                  --
1771 James Avenue South
Minneapolis, MN  55403
Attn: Matthew Fitzmaurice

Christopher Lord
c/o Amerindo Investment Advisors Inc.                --               46,110                  --
One Embarcadero Center, Suite 2300
San Francisco, CA 94111


                                              NUMBER OF            NUMBER OF            NUMBER OF
                                              SHARES OF            SHARES OF            SHARES OF
              INVESTOR                        SERIES A             SERIES B             SERIES C
              ---------                    PREFERRED STOCK      PREFERRED STOCK      PREFERRED STOCK
                                          - --------------      ---------------      ---------------

William Slattery
c/o Amerindo Investment Advisors Inc.
399 Park Avenue, 22nd Floor
New York, NY 10022                                   --                  780                  --

Ralph H. Cechettini 1995 Trust                       --               30,000                  --
c/o Amerindo Investment Advisors Inc.
One Embarcadero Center, Suite 2300
San Francisco, CA 94111
Attn: Diana Mah

Pivotal Partners, L.P.                               --              622,260                  --
c/o Amerindo Investment Advisors Inc.
One Embarcadero Center, Suite 2300
San Francisco, CA 94111
Attn: Diana Mah

James Stableford                                     --                7,500                  --
c/o Amerindo Investment Advisors Inc.
43 Upper Grosvenor Street
London W1X 9PG
England

BSY Associates LLC                            1,224,489                   --                  --
Sun Trust Bank Building
201 Fourth Avenue, North
Suite 1250
Nashville, TN 37219

BSP Associates II, LLC                               --              131,463                  --
Sun Trust Bank Building
201 Fourth Avenue, North
Suite 1250
Nashville, TN 37219

TY Investments, L.P.                                 --              131,463                  --
2828 Old Hickory Boulevard
No. 109
Nashville, TN 37221

Robert C. Hawk
7585 South Biscay Street                             --               26,292                  --
Aurora, CO 80016




                                              NUMBER OF            NUMBER OF            NUMBER OF
                                              SHARES OF            SHARES OF            SHARES OF
              INVESTOR                        SERIES A             SERIES B             SERIES C
              ---------                    PREFERRED STOCK      PREFERRED STOCK      PREFERRED STOCK
                                           ---------------      ---------------      ---------------

Tim Burtner                                        22,500                   --                  --
c/o BlueStar Communications Group, Inc.
401 Church Street, 24th Floor
Nashville, TN 37219

Richard Burtner Profit Sharing                     22,500                   --                  --
(Keogh) Plan
c/o  BlueStar Communications Group, Inc.
401 Church Street, 24th Floor
Nashville, TN 37219

Dr. Fred Goldner                                   55,104                   --                  --
c/o BlueStar Communications Group, Inc.
401 Church Street, 24th Floor
Nashville, TN 37219

Charles J. McMinn                                     --                    --             318,471
c/o BlueStar Communications Group, Inc.
401 Church Street, 24th Floor
Nashville, TN 37219

Intel Corporation                                     --                    --             636,942
2200 Mission College Blvd.
Santa Clara, CA  95052
Attn: M & A Portfolio Manager -
M/S RN6-46

with Copies to:

Intel Corporation
2200 Mission College Blvd.
Santa Clara, CA 95052
Attn: General Counsel

Lucent Technologies Inc.                              --                    --             636,942
c/o Corporate Counsel
Room 6G-212
600 Mountain Avenue
Murray Hill, NJ 07974
Attn: Peter Rokkos

TOTAL:                                         12,345,003            8,177,040           2,165,603
------


                                    EXHIBIT B

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Registration Rights Agreement dated as of February 14, 2000, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among BlueStar Communications Group, Inc., a Delaware corporation (the "Corporation"), and the Investors parties thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

         The undersigned,            , in order to become the owner or holder of
        shares (the "Acquired Shares") of [Series A Convertible Preferred Stock] [Series B Convertible Preferred Stock] [Series C Convertible Preferred Stock] [Preferred Stock] [Common Stock], hereby agrees that, from and after the date hereof, (i) the undersigned has become an Investor Transferee party to the Registration Rights Agreement and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to the Investors, and (ii) all of the Acquired Shares are entitled to all of the benefits, and are subject to all of the obligations, restrictions, limitations, provisions and conditions, under the Registration Rights Agreement that are applicable to the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares and/or Conversion Shares held or that may be acquired by the Investors. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

         Executed as of the date set forth below under the domestic substantive laws of the State of Tennessee without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other state.



                                              Signature:
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                                              Address:
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                                                      --------------------------

                                                      --------------------------

                                              Date:
                                                   -----------------------------

Accepted:

BLUESTAR COMMUNICATIONS GROUP, INC.

By:
   --------------------------------
   Name:
        ---------------------------
   Title:
         --------------------------

Date:
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